UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2017

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 717-291-2411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2017, Fulton Financial Corporation (“Fulton”) issued a press release, which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference, to announce that Mark R. McCollom will join Fulton as Senior Executive Vice President and a member of Fulton’s executive management team, effective in November 2017. Mr. McCollom also will serve as Chief Financial Officer Designee until he assumes the role of Chief Financial Officer in March 2018 from Philmer H. Rohrbaugh, Fulton’s interim CFO.

Mr. McCollom is currently serving as Senior Managing Director and Chief Operating Officer of Griffin Financial Group, LLC (“Griffin”), an investment banking and financial advisory firm headquartered in Reading, PA., which he joined in 2009. Prior to his position at Griffin, Mr. McCollom served as the Chief Financial Officer of Sovereign Bancorp, Inc., Philadelphia, PA, the parent of Sovereign Bank, Wyomissing, PA.

Mr. McCollom, age 53, is a graduate of The Pennsylvania State University, with a Bachelor of Science in Accounting. Mr. McCollom has been active in the community throughout his career, devoting time to the American Cancer Society and other non-profit activities in Lancaster and Berks counties, PA. He resides with his family in Lancaster County, PA.

There is no arrangement or understanding between Mr. McCollom and any other person pursuant to which he was selected as an officer of Fulton and there are no family relationships between Mr. McCollom and any of Fulton’s directors or executive officers. There are no transactions to which Fulton is a party and in which Mr. McCollom has a direct or indirect material interest that are required to be disclosed pursuant to applicable rules and regulations of the Securities and Exchange Commission. Fulton’s subsidiary banks have entered into lending and other transactions in the ordinary course of business with Fulton’s executive officers, and Fulton may have similar transactions with Mr. McCollom in the future. Transactions with executive officers made by Fulton’s subsidiary banks have been on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans and transactions with persons not related to or employed by Fulton, and did not involve more than the normal risk of collectability or present other unfavorable features.

Fulton and Mr. McCollom have not yet finalized all of the terms and conditions of Mr. McCollom’s employment agreement with Fulton, however, Fulton and Mr. McCollom have agreed that Mr. McCollom will receive an annual base salary of $425,000, and other benefits, including participation in Fulton’s cash and equity incentive compensation programs, retirement plans, welfare and other benefit programs, comparable to those of Fulton’s other executive officers. In addition, Fulton and Mr. McCollom have agreed to certain compensation arrangements in connection with Mr. McCollom’s acceptance of employment with Fulton including: (1) an equity award under Fulton’s 2013 Amended and Restated Equity and Cash Incentive Compensation Plan of restricted stock units with an equivalent value of $250,000 that will vest on the third anniversary of the award date as long as Mr. McCollom remains employed or providing services to Fulton; (2) a cash signing bonus of $100,000 to be paid upon Mr. McCollom’s commencement of employment, which, should Mr. McCollom voluntarily leave Fulton’s employment within one year of receipt of this payment, he will be required to repay; and 3) a cash bonus payable in 2018 at the discretion of the Human Resources Committee of Fulton’s Board of Directors based on Mr. McCollom’s 2017 performance at Fulton.

On October 17, 2017, Mr. Rohrbaugh, who has served Fulton most recently as Senior Executive Vice President, Chief Operating Officer and interim Chief Financial Officer, and previously as Senior Executive Vice President and Chief Risk Officer, informed Fulton that he intends to retire, effective March 30, 2018.

On October 17, 2017, Craig A. Roda informed Fulton that he intends to retire, effective May 1, 2018. Mr. Roda joined Fulton Bank in 1979, and he currently serves as Senior Executive Vice President of Community Banking for Fulton and Chairman and Chief Executive Officer of Fulton Bank, N.A.

On October 17, 2017, Fulton’s Board of Directors approved the following other changes to Fulton’s executive management:

Curtis J. Myers, currently Senior Executive Vice President of Fulton and President and Chief Operating Officer of Fulton Bank, N.A., will become President and Chief Operating Officer of Fulton, effective January 1, 2018. In addition, upon Mr. Roda’s retirement, Mr. Myers will become Chairman, President and Chief Executive Officer of Fulton Bank, N.A. Mr. Myers has been employed by Fulton in various positions since 1990. Mr. Myers previously entered into an employment agreement with Fulton dated as of July 1, 2013, that is still in effect and which has not been amended in connection with his promotion, but effective with this promotion his base salary will be increased to $510,000. Mr. Myers’ employment agreement, which was filed as Exhibit 10.2 to the Current Report on Form 8-K dated June 21, 2013, is incorporated herein by reference.

E. Philip Wenger, currently Chairman, President and Chief Executive Officer of Fulton, will become Chairman and Chief Executive Officer of Fulton, effective January 1, 2018, when Mr. Myers assumes the role of President and Chief Operating Officer of Fulton. Mr. Wenger

previously entered into an employment agreement with Fulton dated as of November 12, 2008, that is still in effect and which has not been amended in connection with the January 1, 2018 change of Mr. Wenger’s position. Mr. Wenger’s employment agreement, which was filed as Exhibit 10.5 to the Current Report on Form 8-K dated November 14, 2008, is incorporated herein by reference.

Meg R. Mueller, currently Senior Executive Vice President and Chief Credit Officer of Fulton, will become Fulton’s Senior Executive Vice President – Head of Commercial Banking, effective January 1, 2018. Ms. Mueller previously entered into an employment agreement with Fulton dated as of July 1, 2013, that is still in effect and which has not been amended in connection with this promotion, but effective with this promotion her base salary will be increased to $385,000. Ms. Mueller’s employment agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K dated June 21, 2013, is incorporated herein by reference.

On October 23, 2017, Fulton issued a press release, which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference, to announce Fulton’s hiring of Mr. McCollom and the changes to Fulton’s executive management described above.

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits hereto, may contain forward-looking statements with respect to Fulton’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond Fulton’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements.

A discussion of certain risks and uncertainties affecting Fulton, and some of the factors that could cause Fulton’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Fulton’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of Fulton’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Fulton undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Fulton Press Release dated October 23, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION

Date: October 23, 2017	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President, General Counsel and Corporate Secretary